SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Mar. 31, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 15. SUBSEQUENT EVENTS

On May 7, 2025, the Company completed a public offering of securities for gross proceeds to the Company of $3.25 million, before deducting placement agent fees and other estimated expenses payable by the company. The offering consisted of 10,156,250 shares of our Common Stock, of which 2,371,346 were pre-funded warrants, together with warrants to initially purchase up to 15,234,375 shares of Common Stock, at a combined offering price for each share of common stock (or pre-funded warrant) and accompanying warrant of $0.32 per share. The warrants have an exercise price of $0.352 per share and certain provisions that allow for additional shares to be issued in the event of a reverse split of the Company’s common stock. Additionally, the warrants include an anti-dilution adjustment which is subject to stockholders approval. In connection with this offering, the Company issued 304,687 warrants with substantially the same terms as the warrants issued as part of the public offering, except they will not have an anti-dilution adjustment.

Note 16. SUBSEQUENT EVENTS

On March 7, 2025, the Company announced targeted strategic actions to improve financial performance and accelerate the commercial growth of CyPath® Lung, taking steps to deliver approximately $4 million in annual cost savings at its subsidiary Precision Pathology Laboratory Services (PPLS), while increasing resources to expand CyPath® Lung sales in high-potential national markets. Specifically, cost savings are a result of labor cost reductions, operational efficiency enhancements, and discontinuing certain pathology services with suboptimal profit margins to focus on high-margin services such as CyPath® Lung and by discontinuing certain pathology services with suboptimal profit margins.

On February 26, 2025, pursuant to the terms of a warrant inducement agreement (the “February Inducement Agreement”), dated February 25, 2025 that the Company entered into with certain holders of existing warrants, such holders exercised for cash (i) warrants to purchase an aggregate of up to 1,302,082 shares of Common Stock issued on October 21, 2024 (the “October Warrants”), at the reduced exercise price of $0.58 per share, and (ii) warrants to purchase an aggregate of up to 1,136,391 shares of Common Stock issued on August 5, 2024 (the “August Warrants”), at the reduced exercise price of $0.58 per share. The Company received aggregate gross proceeds of approximately $1.4 million, before deducting advisory fees and other expenses payable by it. In consideration of the immediate exercise of the October Warrants and August Warrants by the holders thereof in accordance with the February Inducement Agreement, the Company issued unregistered common warrants to purchase an aggregate of up to 2,926,166 shares of Common Stock (120% of the number of shares of Common Stock issuable upon exercise of the October Warrants and August Warrants) to such holders.